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                                                                EXHIBIT 10(a)(2)


                            AMENDMENT NUMBER ONE
                                     TO
                     THE 1990 EMPLOYEE STOCK OPTION PLAN
            (AMENDED TO REFLECT SEPTEMBER 1995 TWO-FOR-ONE SPLIT)

         THIS AMENDMENT NUMBER ONE TO THE 1990 EMPLOYEE STOCK OPTION PLAN OF THE PHOENIX RESOURCE COMPANIES, INC. (the "Option Plan Amendment") is made as of May 9, 1995 (the "Effective Date").

         WHEREAS, The Phoenix Resource Companies, Inc. (the "Company") adopted the 1990 Employee Stock Option Plan (the "Plan"), pursuant to which employees of the Company are eligible to receive options.

         WHEREAS, the Plan provides that the stockholders of the Company have the right to amend the Plan.

         WHEREAS, at the 1995 Annual Meeting of Stockholders, the stockholders of the Company approved an amendment to a provision of the Plan, which is set forth in this Amendment.

         NOW, THEREFORE, the Plan is amended as set forth below:

         1. Section 4 of the Plan is hereby amended by adding the following at the end of the first sentence thereof:

                     Pursuant to Amendment Number One of the Plan, approved by the stockholders at its 1995 Annual Meeting, an additional 600,000 shares of Common Stock, par value $.01 per share, of the Company shall be subject to this Plan, subject to adjustment as provided in Paragraph 9 hereof.

         2. Except as specifically amended as set forth above, all of the other terms and provisions of the Plan shall remain in full force and effect.

                                        THE PHOENIX RESOURCE COMPANIES, INC.




                                        By:  /s/ George D. Lawrence Jr.
                                           -----------------------------------
                                            George D. Lawrence Jr., President
                                            and Chief Executive Officer